Exhibit 99.1

Kingswood Acquisition Corp.

Signs Letter of Intent for a Business Combination

New York, NY May 13, 2022 – Kingswood Acquisition Corp. (“KWAC”), has announced today that it has entered into a non-binding letter of intent for a business combination between KWAC and Wentworth Management Services LLC (“Wentworth”). Wentworth is a platform of RIAs/broker dealers which employ differentiated advisor business models with a shared support services backbone, providing optionality to their advisors and investors. Wentworth offers advisors the ability to choose between hybrid, independent and W2 advisor models, as well as the ability to utilize a variety of custody and clearing firms. Wentworth’s shared services platform allows advisors to run their business more efficiently and effectively. As of December 31, 2021, Wentworth had over 1,500 advisors with over $20 billion of assets under management and over $375 billion of affiliated assets under management. KWAC and Wentworth have completed due diligence and are in the process of negotiating definitive transaction documentation.

KWAC expects to announce additional details regarding the proposed business combination when a definitive agreement is executed, which is expected later in Q2’2022 and with a closing anticipated in Q3’2022.

No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction would be subject to board and equityholder approval of both companies, regulatory approvals, and other customary conditions. KWAC is holding a special meeting of its shareholders on May 18, 2022 to approve an extension of time for KWAC to complete an initial business combination through November 24, 2022, and the proposed transaction would be subject to approval of such proposal by KWAC’s shareholders.

About Kingswood Acquisition Corp.:

Kingswood Acquisition Corp. (“KWAC”) is a blank check company incorporated under the laws of the State of Delaware on July 27, 2020 for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

Important Information and Where to Find It

KWAC has mailed to its shareholders of record as of April 25, 2022 a definitive proxy statement (along with the Definitive Additional Materials filed on May 6, 2022, the “Extension Proxy Statement”) for a special meeting of shareholders to be held on May 18, 2022 to approve an extension of time for KWAC to complete an initial business combination through November 24, 2022 (the “Extension Proposal”). Shareholders may obtain a copy of the Extension Proxy Statement, without charge, by directing a request to: Kingswood Acquisition Corp., 17 Battery Place, Room 625, New York, NY 10004. The Extension Proxy Statement can also be obtained, without charge, at the U.S. Securities and Exchange Commission (the “SEC”)’s website (www.sec.gov).

If a legally binding definitive agreement with respect to the proposed business combination is executed KWAC intends to file a preliminary proxy statement (a “Deal Proxy Statement”) with the SEC. A definitive Deal Proxy Statement will be mailed to shareholders of KWAC as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain a copy of the Deal Proxy Statement, without charge, by directing a request to: Kingswood Acquisition Corp., 17 Battery Place, Room 625, New York, NY 10004. The preliminary and definitive Deal Proxy Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

KWAC urges investors, shareholders, and other interested persons to read the Extension Proxy Statement and, when available, the preliminary Deal Proxy Statement as well as other documents filed with the SEC because these documents do and will contain important information about KWAC, the Proxy Extension Proposal, the potential target company and the proposed transaction.

Participants in the Solicitation

KWAC and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Proposal and the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of KWAC is set forth in KWAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction will be set forth in the Deal Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This current report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This current report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, KWAC’s shareholders approval of the Extension Proposal, KWAC’s ability to enter into a definitive agreement or consummate a transaction with Wentworth and KWAC’s ability to obtain the financing necessary to consummate the potential transaction. These statements are based on various assumptions and on the current expectations of KWAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of KWAC and Wentworth. These forward- looking statements are subject to a number of risks and uncertainties, including: the risk that the approval of the shareholders of KWAC of the Extension Proposal is not obtained, KWAC’s ability to enter into a definitive agreement with respect to the proposed business combination or consummate a transaction with Wentworth; the risk that the approval of the shareholders of KWAC for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of KWAC and Wentworth; the amount of redemption requests made by KWAC’s shareholders and the amount of funds remaining in KWAC’s trust account after satisfaction of such requests; those factors discussed in KWAC’s amended Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and other documents of KWAC filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that KWAC presently does not know or that KWAC currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect KWAC’s expectations, plans or forecasts of future events and views as of the date hereof. KWAC anticipates that subsequent events and developments will cause KWAC’s assessments to change. However, while KWAC may elect to update these forward-looking statements at some point in the future, KWAC specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing KWAC’s assessments as of any date subsequent to the date of this disclosure statement. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Media Contacts:

For KWAC

Haven Tower Group, LLC

Donald C. Cutler

424 317 4864

dcutler@haventower.com

For Wentworth

Craig Gould, President, Wentworth Management Services

212 388 6206

3